                              --------------------
                                MAIRS AND POWER
                              BALANCED FUND, INC.
                              --------------------

3RD QUARTER REPORT

September 30, 1997
                                                               November 14, 1997
To Our Shareholders:

THIRD QUARTER RESULTS

  The Balanced Fund turned in another relatively strong performance during the third quarter in response to continuing above average stock market returns and a much improved showing in the bond market. Based on a net asset value of $89.05 on September 30, 1997, the Fund produced a total investment return of 6.4% for the quarter after adjustment for the reinvestment of cash dividends. This compared to returns of 4.0% for the Dow Jones Industrial Average, 7.5% for the Standard & Poor's 500 and 3.5% for the Lehman Bros. Gov't/Corp. Bond Index. For the first nine months, the Fund achieved an exceptional 23.3% return as compared to returns of 24.9% for the DJIA, 29.6% for the S&P 500 and 6.3% for the Lehman Bros. Gov't/ Corp. Bond Index. In line with recent experience, the Fund compared quite favorably with a CDA/ Wiesenberger universe of 314 domestic balanced mutual funds which experienced an average return of 17.5% since the beginning of the year. Within the universe, the Fund was the 11th best performing fund during the same period.

  The economy continued to show surprising strength in the third quarter with a 3.5% annualized gain (preliminary basis) in Gross Domestic Product. This rate of improvement is really remarkable considering the fact that the current expansion is well into its seventh year. The strong showing resulted primarily from an unexpected 5.7% spurt in consumer spending together with a continuing above average 18.7% rate of growth in business spending. Government spending was up at only a 1% rate while the rate of inventory accumulation slowed and net exports were a greater drag reflecting a deteriorating trade balance. Inflation remained well contained with the Consumer Price Index increasing at only a 2.2% annual rate and the GDP deflator at an even lower 1.4%. This represents the best inflation performance in over thirty years. In line with the overall economy, corporate profits at the larger publicly held companies are estimated to have grown at approximately 13% on an operating basis during the period.

  Turning to the stock market, the unexpected strength in the economy, especially in the area of consumer spending, seemed to lead investors back to some of the more cyclically sensitive consumer related industries including autos, home building, and retailing. Stable to declining interest rates also resulted in generally above average performance for the financials such as banks and life insurance. Other industries that did well included computers, semiconductors and oil service. Sectors of the market that performed less well included basic industries, consumer staples, health care and utilities. Among the individual common stock holdings in the Fund, Schlumberger (+34.7%), National Computer (+32.9%) and AMP (+28.3%) performed the best while Eastman Kodak (-15.4%), Corning (-15.1%) and Honeywell (-11.4%) fared the worst.

FUTURE OUTLOOK

  Although somewhat below recent experience, indications are that the economy will continue growing in the 2-3% range over the remainder of 1997 and on into 1998. Consumer spending should remain strong considering recent increases in employment and a jobless rate that has fallen to a 24 year low. Although more difficult to predict, business spending is expected to show further growth given the continuing high capacity utilization rate in the face of a steadily expanding economy. Government spending should also continue to grow albeit at a relatively modest rate by historical standards. The major area of uncertainty exists with foreign trade where further weakness seems likely in light of the strong dollar and a deteriorating economic situation in the Far East. In any event, corporate profits are expected to show further growth in 1998 in response to a relatively strong domestic economy together with the likelihood of continuing gains in profitability.

  While the outlook for interest rates is basically positive, the potential for any meaningful decline from current levels is thought to be limited considering our optimistic view of the economy. Consequently, returns on longer term maturities seem unlikely to be much above their coupon rates barring a change in the economic outlook or unforeseen international developments.

  The outlook for the stock market also remains favorable given a forecast for continued growth in corporate profits and flat to modestly declining interest rates. However, higher than average volatility is also expected with valuation levels that are near the high end of their historical range and a recent tendency toward increased sensitivity to any change in market fundamentals no matter how slight.

RECENT EVENTS

  On October 27, 1997, the DJIA plunged a record 554.26 points or 7.2% along with similar weakness in most other major world markets in response to a currency crisis in Hong Kong and certain other Southeast Asian countries. The following day witnessed a record recovery of 337.17 points or 4.7% as the previous day's fears were calmed and bargain hunting buying developed. The market break in Hong Kong as well as in a number of other Asian markets would seem to be an inevitable occurrence following a period of unsustainable growth fueled by excess liquidity. Whether these events will eventually lead to worldwide deflationary trends and lower profits for U. S. companies is all but impossible to predict at this juncture.

NEW DIRECTOR

  Mr. Charlton Dietz, retired Senior Vice President and General Counsel, Minnesota Mining and Manufacturing Company, was appointed a Director of the Fund at the last meeting of the Board of Directors on September 12, 1997.

                                                                William B. Frels

332 Minnesota Street
W-2062 First National Bank Building
St. Paul, Minnesota 55101
612-222-8478

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 1997
--------------------------------------------------------------------------------
FIXED INCOME SECURITIES

  FACE                                                                                        MARKET
 AMOUNT                          SECURITY DESCRIPTION                             COST         VALUE
-----------------------------------------------------------------------------  -----------  -----------
         U.S. TREASURY & FEDERAL AGENCY BONDS 20.1%
$200,000 U.S. Treasury Notes                                 7.125%  09/30/99  $   197,172  $   204,875
 250,000 Federal Home Loan Bank                               6.01%  12/04/98      250,000      250,000
 250,000 Federal Home Loan Bank                               6.85%  10/10/00      249,844      251,650
 250,000 Federal Home Loan Bank                               6.25%  10/20/00      250,000      250,000
 250,000 Federal Home Loan Bank                              7.025%  05/21/01      250,000      252,187
 250,000 Federal Home Loan Bank                              6.455%  02/22/02      250,000      251,172
 250,000 Federal Home Loan Bank                              6.885%  07/29/02      250,000      252,422
 250,000 Federal Home Loan Bank                               7.42%  07/08/03      250,000      255,156
 250,000 Federal Home Loan Bank                               7.20%  09/11/03      250,000      251,953
 250,000 Federal Home Loan Bank                               7.01%  07/14/04      250,000      251,562
 250,000 Federal Home Loan Bank                               7.00%  07/14/05      250,000      252,813
 250,000 Federal Home Loan Bank                               7.00%  08/15/07      250,000      250,937
 250,000 Federal Home Loan Bank                               7.08%  07/25/12      250,000      250,313
 250,000 Federal Home Loan Mortgage Corporation               7.00%  03/24/03      250,000      250,859
 250,000 Federal Home Loan Mortgage Corporation               7.30%  07/27/05      250,000      249,688
 250,000 Federal Home Loan Mortgage Corporation               7.00%  03/13/06      250,000      249,922
 250,000 Federal National Mortgage Association                7.23%  05/17/04      250,000      254,609
 250,000 Federal National Mortgage Association                6.67%  02/06/06      249,531      246,875
 250,000 Federal National Mortgage Association                7.50%  02/02/07      250,000      256,797
 250,000 Federal National Mortgage Association                7.68%  04/24/07      249,844      259,688
 250,000 Federal National Mortgage Association                7.43%  06/13/07      250,000      256,016
 250,000 Federal National Mortgage Association                7.15%  11/03/10      246,750      252,109
                                                                               -----------  -----------
                                                                                 5,443,141    5,501,603
                                                                               -----------  -----------
         OTHER NON-CONVERTIBLE BONDS 7.5%
 250,000 Dupont (E.I.) de Nemours & Company                   6.00%  12/01/01      249,750      246,875
 250,000 Household Finance Corp.                              7.00%  02/15/03      250,000      255,234
 265,000 J. C. Penney & Co.                                   6.00%  05/01/06      239,613      254,152
 250,000 Merrill Lynch and Co., Inc.                          7.00%  04/27/08      247,977      255,234
 250,000 General Foods Corporation                            7.00%  06/15/11      240,000      246,406
 200,000 Ford Motor Company Debentures                        9.50%  09/15/11      199,836      247,250
 250,000 Goldman Sachs & Company                              8.00%  03/01/13      256,025      268,906
 250,000 Allstate Corp.                                       7.50%  06/15/13      218,938      262,969
                                                                               -----------  -----------
                                                                                 1,902,139    2,037,026
                                                                               -----------  -----------
         CONVERTIBLE BONDS 1.3%
 150,000 Cray Research, Inc.                                 6.125%  02/01/11      101,000      123,188
 250,000 Noram Energy                                         6.00%  03/15/12      150,600      226,250
                                                                               -----------  -----------
                                                                                   251,600      349,438
                                                                               -----------  -----------
         NON-CONVERTIBLE AND CONVERTIBLE PREFERRED STOCK 3.3%
   6,000 Bankers Trust New York Corporation                  $ 1.91                144,495      154,125
   6,000 Barclays Bank PLC, Series E                         $ 2.00                150,000      157,125
   5,000 The Bear Stearns Companies, Inc. Pf, Series C       $ 1.90                125,000      127,500
   2,500 J. P. Morgan & Co., Series A, Adj Rate Pf           $ 5.00                143,720      218,125
   4,000 Provident Life & Accident Insurance Co. Pf          $2.025                100,000      103,000
   2,000 St. Paul Capital Pf                                 $ 3.00                100,000      143,500
                                                                               -----------  -----------
                                                                                   763,215      903,375
                                                                               -----------  -----------
         TOTAL FIXED INCOME SECURITIES 32.2%                                     8,360,095    8,791,442
                                                                               -----------  -----------
                                                                               -----------  -----------

NUMBER OF
 SHARES                    COMMON STOCK                                            COST       MARKET VALUE
---------   ------------------------------------------                         ------------   ------------
            BASIC INDUSTRIES 7.7%
   5,000    Cooper Industries, Inc.                                            $    186,470   $    270,313
   3,000    Delta Air Lines, Inc.                                                   206,976        282,562
   5,000    General Signal Corp.                                                    195,449        216,250
  12,000    Graco Inc.                                                              147,460        429,000
   7,500    Ingersoll-Rand Company                                                   61,341        322,969
   8,000    Pentair, Inc.                                                            51,782        295,000
   5,000    Weyerhaeuser Company                                                    135,368        297,500
                                                                               ------------   ------------
                                                                                    984,846      2,113,594
                                                                               ------------   ------------
            CONSUMER 9.5%
   7,000    American Greetings Class A                                              189,500        258,125
   5,000    Briggs & Stratton Corporation                                            61,116        247,188
   6,000    Deluxe Corp.                                                            164,591        201,375
   5,000    Dow Jones & Company, Inc.                                               171,125        233,750
   2,000    Eastman Kodak Company                                                    53,573        129,875
   3,000    General Mills, Inc.                                                     151,030        206,812
   6,000    Genuine Parts Company                                                   112,273        184,875
   6,000    Hershey Foods Corporation                                               146,610        339,000
  10,000    Hormel (Geo. A.) & Company                                              214,325        320,625
  10,000    Jostens, Inc.                                                           199,575        271,250
  10,000    Sturm, Ruger & Co., Inc.                                                 42,220        189,375
                                                                               ------------   ------------
                                                                                  1,505,938      2,582,250
                                                                               ------------   ------------
            ENERGY 6.6%
   4,000    Amoco Corporation                                                       140,723        385,500
   4,000    Exxon Corporation                                                        20,793        256,250
   5,000    Mobil Corporation                                                        54,750        370,000
   5,000    Murphy Oil Corporation                                                  123,696        285,625
   6,000    Schlumberger, Limited                                                   105,048        505,125
                                                                               ------------   ------------
                                                                                    445,010      1,802,500
                                                                               ------------   ------------
            FINANCIAL 20.0%
   5,000    American Express Company                                                 99,215        409,375
   7,845    Community First Bankshares, Inc.                                        125,000        380,483
   5,000    U.S. Bancorp                                                             58,358        482,500
  10,000    Firstar Corp.                                                           163,175        362,500
   3,375    Jefferson-Pilot Corp.                                                    60,323        266,625
  12,000    Merrill Lynch & Co., Inc.                                                99,319        890,250
   4,000    J. P. Morgan & Co., Inc.                                                102,082        454,500
   8,000    NationsBank Corp.                                                       216,194        495,000
  20,000    Norwest Corporation                                                      94,825      1,225,000
  12,000    ReliaStar Financial Corp.                                               110,625        477,750
                                                                               ------------   ------------
                                                                                  1,129,116      5,443,983
                                                                               ------------   ------------
            HEALTH CARE 9.4%
   6,000    American Home Products Corporation                                      182,542        438,000
   5,000    Baxter International Inc.                                                70,751        261,250
   8,000    Bristol-Myers Squibb Company                                            205,562        662,000
  20,000    Pfizer Inc.                                                             136,357      1,202,500
                                                                               ------------   ------------
                                                                                    595,212      2,563,750
                                                                               ------------   ------------
            TECHNOLOGY 10.0%
   5,000    AMP Incorporated                                                        133,605        267,813
   6,000    Corning Inc.                                                            134,678        283,500
   6,000    Emerson Electric Co.                                                    128,697        345,750
   5,000    Honeywell Inc.                                                           90,716        335,937
            International Business Machines
   4,000    Corporation                                                              96,740        424,000
  10,000    MTS Systems Corporation                                                  81,500        365,000
   4,000    Minnesota Mining & Manufacturing Company                                163,370        369,750
  10,000    National Computer Systems, Inc.                                         121,380        353,750
                                                                               ------------   ------------
                                                                                    950,686      2,745,500
                                                                               ------------   ------------
            UTILITIES 2.7%
   7,000    GTE Corporation                                                          96,007        317,625
   5,000    Texas Utilities Company (Holding Company)                               183,482        180,000
   6,000    U S West Communications                                                 142,035        231,000
                                                                               ------------   ------------
                                                                                    421,524        728,625
                                                                               ------------   ------------
            TOTAL COMMON STOCK 65.9%                                              6,032,332     17,980,202
                                                                               ------------   ------------
            OTHER ASSETS IN EXCESS OF LIABILITIES 1.9%                                             509,679
                                                                                              ------------
            NET ASSETS 100%                                                    $ 14,392,427   $ 27,281,323
                                                                               ------------   ------------
                                                                               ------------   ------------

STATEMENT OF NET ASSETS AT SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

ASSETS
Investments as annexed, at market value (cost $8,949,286)..........................................   $ 21,270,040
U.S. Governments (cost $5,443,141).................................................................      5,501,603
Cash...............................................................................................        629,934
Dividends receivable...............................................................................         22,398
Interest receivable................................................................................        120,250
Receivables for securities sold, not yet delivered.................................................              0
Prepaid expense....................................................................................          2,090
                                                                                                      ------------
                                                                                                      $ 27,546,315
LIABILITIES
Accrued management fee.....................................................  $     13,635
Accrued custodian and transfer agent fee...................................         1,357
Payable for securities purchased, not yet received.........................       250,000                  264,992
                                                                             ------------             ------------
NET ASSETS
Equivalent to $89.05 per share on 306,373 shares outstanding.......................................   $ 27,281,323
                                                                                                      ------------
                                                                                                      ------------

STATEMENT OF CHANGES IN NET ASSETS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

NET ASSETS, December 31, 1996......................................................................   $ 20,565,014
Net investment income, per statement below.................................  $    496,734
Net accrued income in price of shares sold and repurchased.................        10,851
                                                                             ------------
                                                                                  507,585
Distribution to shareholders...............................................       488,105                   19,480
                                                                             ------------
Fund shares issued and repurchased:
  Received for 40,086 shares issued........................................     3,199,742
  Paid for 12,829 shares repurchased.......................................     1,013,279                2,186,463
                                                                             ------------
Increase in unrealized net appreciation (depreciation) of investments..............................      4,318,935
Net gain or (loss) realized from sales of securities...............................................        191,431
Distribution from net realized gain................................................................              0
                                                                                                      ------------
NET ASSETS, September 30, 1997.....................................................................   $ 27,281,323
                                                                                                      ------------
                                                                                                      ------------

STATEMENT OF NET INVESTMENT INCOME FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividends..........................................................................................   $    308,619
Interest...........................................................................................        357,797
                                                                                                      ------------
                                                                                                      $    666,416
EXPENSES
Management fee (Note A)....................................................  $    108,498
Fees and expenses of custodian, transfer agent and dividend disbursing
 agent (Note A)............................................................        12,234
Legal and auditing fees and expenses.......................................        16,681
Insurance..................................................................         1,856
Other Fees and Expenses....................................................        30,413                  169,682
                                                                             ------------             ------------
NET INVESTMENT INCOME..............................................................................   $    496,734
                                                                                                      ------------
                                                                                                      ------------

NOTE A: The investment advisory fee was paid to Mairs and Power, Inc., which is owned by individuals who are directors and officers of the Fund, for its services as investment adviser. Investment advisory fees are paid to the adviser pursuant to an advisory agreement approved by the Directors of the Fund. The advisory fee is computed each month and is 1/20th of one percent of the net asset value of the Fund on the last valuation day of the month. The transfer agent fee was also paid to Mairs and Power, Inc. which serves as transfer agent.

SUPPLEMENTARY INFORMATION: 1) Each director of the Fund not affiliated with Mairs and Power Inc. received compensation for meetings attended during this nine month period in the amount of $900. No compensation was paid to any other officer or director of the Fund. 2) No provision has been made for federal income taxes as it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies and to make distributions of income and security profits which will be sufficient to relieve it from all or substantially all income taxes. 3) Purchases and sales of investment securities during the nine months ended September 30, 1997 aggregated $3,184,246 and $942,442 respectively.

                          ---------------------------

                                MAIRS AND POWER
                              BALANCED FUND, INC.

                          ---------------------------

                                 A NO-LOAD FUND

 W-2062 FIRST NATIONAL BANK BUILDING, 332 MINNESOTA STREET, ST. PAUL, MINNESOTA
                                     55101
                                  612-222-8478

SUMMARY OF FINANCIAL INFORMATION
--------------------------------------------------------------------------------

This table covers a period of generally rising bond and common stock prices. The results shown should not be considered as a representation of the dividend income and capital gain or loss which may result from an investment made in the Fund today.

                                                                        PER SHARE
                                                    -------------------------------------------------
                                                                     DISTRIBUTIONS       DIVIDENDS
                                                                      OF REALIZED        FROM NET
                         SHARES       TOTAL NET       NET ASSET       SECURITIES        INVESTMENT
       DATES          OUTSTANDING       ASSETS          VALUE            GAINS            INCOME
--------------------  ------------   ------------   -------------  -----------------  ---------------
Dec. 31, 1982              67,525       2,274,421         33.68             0.66              2.50
Dec. 31, 1983              77,914       2,907,432         37.32             0.21              2.34
Dec. 31, 1984              77,905       2,729,570         35.04             1.10              2.34
Dec. 31, 1985              91,674       3,837,245         41.86             0.69              2.19
Dec. 31, 1986             126,862       5,395,111         42.53             3.74              1.95
Dec. 31, 1987             147,717       5,772,298         39.08             2.18              2.11
Dec. 31, 1988             158,713       6,569,555         41.39             0.84              2.23
Dec. 31, 1989             172,243       7,886,058         45.78             0.66              2.15
Dec. 31, 1990             183,079       8,075,488         44.11             0.13              2.13
Dec. 31, 1991             200,138      10,676,264         53.34             0.00              1.99
Dec. 31, 1992             214,336      11,535,822         53.82             0.60              1.99
Dec. 31, 1993             238,430      13,441,576         56.38             1.25              1.98
Dec. 31, 1994             247,484      12,972,976         52.42             0.74              2.06
Dec. 31, 1995             259,636      16,978,753         65.39             0.55              2.04
Dec. 31, 1996             279,117      20,565,014         73.68             1.08              2.20
Sept. 30, 1997            306,373      27,281,323         89.05                               1.65

No adjustment has been made for any income tax payable by stockholders on capital gains distributions accepted in shares.

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective Prospectus. Please call or write if you desire further information.

    AVERAGE ANNUAL TOTAL RETURNS--THE AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND (PERIODS ENDED SEPTEMBER 30, 1997) ARE AS FOLLOWS:

          1 YEAR: +31.4%        5 YEARS: +16.0%        10 YEARS: +12.5%

  PAST INVESTMENT RESULTS SHOULD NOT BE TAKEN AS NECESSARILY REPRESENTATIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                             OFFICERS AND DIRECTORS
--------------------------------------------------------------------------------

  William B. Frels     George A. Mairs, III         Peter G. Robb          Lisa J. Hartzell
    President and          Secretary and          Vice-President and          Treasurer
      Director               Director                  Director

   Charlton Dietz                     Donald E. Garretson                 J. Thomas Simonet
      Director                             Director                            Director